Frank Value Fund

          www.frankfunds.com

            Ph: 973.887.7698

Toll Free: 866.706.9790

     NAV:11.81

Frank Capital Partners LLC

Fourth Quarter, 2007

To our fellow shareholders,

The Frank Value Fund ended 2007 up 7.29% versus a 5.49% gain for the S&P 500. Please refer to the back of this letter for more detailed performance information.

To our delight, turmoil in the markets continued in the fourth quarter. Although your fund managers dislike difficult economic conditions as much as the competition, our steadfast strategy enables us to take advantage of crisis rather than remain paralyzed on the sidelines. We purchased more new positions in the fourth quarter of 2007 than any other quarter in our history – and we ain’t done yet. The Fund still has significant cash reserves ready to snap up shares from the panicked hands of short-term-thinking sellers. Our screens are lit-up with stocks meeting our strict criteria and we are researching a gaggle of these potentially golden-geese.

We are pleased to see numerous shareholder re-investments in the Fund taking advantage of depressed prices. Be unafraid of timing the bottom precisely! Any opportunity to lower your average cost is a tremendous advantage over the long-term. In that vein, we continued to put more of our money where our mouths are. In the fourth quarter your managers reinvested $10,000 into the fund. Along with our immediate family members, we plan to reinvest more than $100,000 this January. Recession or not, the high-quality companies in the portfolio today are poised to outperform their competition in the future. High quality at a low price? You can see why we are so excited.

Our largest holding, Warren Buffett's Berkshire Hathaway, drove our returns for 2007. Berkshire shares increased in value over 20% in both 2006 and 2007. Other significant gains came from computer maker Dell and ValueClick, an Internet advertising company. We strongly believe in purchasing dominant companies at reduced prices.

The S&P 500 posted a gain for 2007, but two major sectors, Consumer Discretionary and Financials ended the year with double-digit declines. However, energy stocks continued to lead, beating the market for six of the last seven years. With an insignificant percentage of the Fund's assets in the red-hot energy sector, we encountered the same chilling headwind that has brought tears to our eyes since inception in 2004. Even with this stinging headwind, we would be surprised if the energy sector continues to exceed the returns of the S&P 500, but you may note we made the same prediction at the end of 2006. Wall Street is littered with the bones of investors who stray from their strategies and chase hot stocks, usually investing at the peak. While the temptation to make the “easy money” may be great, we maintain our opinion from 2006 that energy companies are neither quality businesses nor trading at cheap prices. Our patience and stubbornness will suit our investors well over the long-term. We believe the ideas we are currently purchasing for the portfolio will power us to superior returns.

Thank you for your investment. We look forward to continue working with you.

Very truly yours,

Alfred and Brian Frank

Frank Value Fund Portfolio Managers

Frank Value Fund

          www.frankfunds.com

            Ph: 973.887.7698

Toll Free: 866.706.9790

     NAV:11.81

Frank Capital Partners LLC

Time Period	Frank Value Fund	S&P 500 Total Return	FVF Vs. S&P 500
One Year Ended 12/31/07	+7.29%	+5.49%	+1.80%
Average Annual Return for the Three Years Ended 12/31/07	+7.42%	+8.62%	-1.20%
Total Return Since Inception 7/21/04 (as of 12/31/07)	+41.93%	+41.75%	+0.18%
Average Annual Return Since Inception 7/21/04 (as of 12/31/07)	+10.69%	+10.65%	+0.04%

The Frank Value Fund paid a dividend of $0.29 on December 20, 2005, a dividend of $0.58 on December 27, 2006, and a dividend of $1.41 on December 27, 2007. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the Fund at 1-866-706-9790 or visiting our website at www.frankfunds.com. Returns include reinvestment of any dividends and capital gain distributions.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-866-706-9790.   Please read it carefully before you invest or send money.

This publication does not constitute an offer or solicitation of any transaction in any securities. Any recommendation contained herein may not be suitable for all investors.

Information contained in this publication has been obtained from sources we believe to be reliable, but cannot be guaranteed.

The information in this portfolio manager letter represents the opinions of the individual portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the portfolio managers’ views are as of December 31, 2007, and are subject to change without notice.